SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2000



                             SILICON GRAPHICS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       1-10441               94-2789662
-------------------------------  ------------------------   -------------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                              Identification No.)


         1600 Ampitheatre Pkwy.
            Mountain View, CA                                  94043-1351
        -------------------------                              ----------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (650) 960-1980
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2. Acquisition or disposition of Assets.

     On May 16, 2000, Silicon Graphics, Inc. ("SGI") announced that SGI's Board of Directors (the "Board") approved the spin-off of MIPS Technologies, Inc. ("MIPS") and declared a stock dividend for all of SGI's shares of MIPS. The dividend was distributed on June 20, 2000 to SGI shareowners of record as of 5:00 PM Eastern Daylight Time on June 6, 2000. SGI received no consideration in connection with the distribution. At the time the dividend was declared, SGI held 25,069,759 shares of MIPS Class B common stock.


     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2000 is presented as if the transaction had occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2000 and the year ended June 30, 1999 are presented as if the transaction had occurred July 1, 1999 and July 1, 1998, respectively.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present SGI's pro forma results of operations and financial position in accordance with Article 11 of SEC Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances.

The pro forma condensed consolidated financial statements should be read in conjunction with SGI's unaudited condensed consolidated financial statements and notes thereto included in the Company's quarterly report on Form 10-Q for the period ended March 31, 2000 and the audited consolidated financial statements and notes thereto incorporated by reference in the Company's annual report on Form 10-K for the year ended June 30, 1999. The pro forma information may not necessarily be indicative of what the Company's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

SILICON GRAPHICS, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
(Thousands)

                                                                                     March  31, 2000
                                                         --------------------------------------------------------------------------
                                                                            Business to      Pro forma
ASSETS                                                    Historical        be disposed       adjustment         Pro forma
                                                         ------------      ------------      ------------       ------------
Current assets:
   Cash and cash equivalents                             $   380,776        $    (79,120)      $        --      $    301,656
   Short-term marketable investments                           6,288                  --                --             6,288
   Accounts receivable, net                                  358,625              (7,488)               --           351,137
   Inventories                                               184,339                  --                --           184,339
   Deferred tax assets                                       255,659                  --                --           255,659
   Prepaid expenses and other current assets                 130,189              (3,394)               --           126,795
                                                        ------------        ------------       -----------      ------------
               Total current assets                        1,315,876             (90,002)               --         1,225,874

Restricted investments                                       125,304                  --                --           125,304
Property and equipment, net                                  472,533              (5,908)               --           466,625
Other assets                                                 602,380                (848)                            601,532
                                                        ------------        ------------       -----------      ------------
                                                         $ 2,516,093        $    (96,758)      $        --      $  2,419,335
                                                           =========        ============       ===========      ============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                      $   145,980        $     (3,877)      $        --      $    142,103
   Other current liabilities                                 719,216             (16,307)               --           702,909
                                                        ------------        ------------       -----------      ------------
               Total current liabilities                     865,196             (20,184)               --           845,012

Long-term debt and other                                     381,143                (375)           (9,258)  A       371,510
Stockholders' equity
   Preferred stock                                            16,998                  --                --            16,998
   Common stock and additional paid-in-capital             1,440,534            (152,465)            2,239   A     1,290,308
   Accumulated deficit                                      (154,801)             76,266             7,019   A       (71,516)
   Treasury stock                                            (70,493)                 --                --           (70,493)
   Accumulated other comprehensive income                     37,516                  --                --            37,516
                                                         -----------        ------------       -----------       -----------
               Total stockholders' equity                  1,269,754             (76,199)            9,258         1,202,813
                                                         -----------        ------------       -----------      ------------
                                                         $ 2,516,093        $    (96,758)      $       --       $  2,419,335
                                                         ===========        ============       ===========       ===========



SILICON GRAPHICS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Thousands, except per share amounts)

                                                                           Nine months ended March 31, 2000
                                                        --------------------------------------------------------------------
                                                                           Business to be      Pro forma
                                                         Historical          disposed          adjustment        Pro forma
                                                        ------------      --------------      ------------      ------------

Product and other revenue                                $ 1,303,577        $    (67,401)        $      --      $  1,236,176
Service revenue                                              493,506                  --                --           493,506
                                                         -----------        ------------       -----------      ------------
               Total revenue                               1,797,083             (67,401)               --         1,729,682

Costs and expenses:
   Costs of product and other revenue                        791,498                (500)               --           790,998
   Costs of service revenue                                  366,760                  --                --           366,760
   Research and development                                  233,521             (20,054)               --           213,467
   Selling, general and administrative                       597,044             (12,529)               --           584,515
   Other operating expense                                   110,861                  --                --           110,861
                                                         -----------        ------------       -----------      ------------
               Total costs and expenses                    2,099,684             (33,083)              --          2,066,601
                                                         -----------        ------------       -----------      ------------

Operating loss                                              (302,601)            (34,318)               --          (336,919)
Loss on sale of Cray product line                            (20,837)                 --                --           (20,837)
Interest and other expense, net                               (3,577)             (2,581)            7,571  A          1,413
                                                         -----------        ------------       -----------      ------------
Loss before income taxes                                    (327,015)            (36,899)            7,571          (356,343)

Income tax provision (benefit)                              (105,062)            (14,809)            2,801  B       (117,070)
                                                         -----------        ------------       -----------      ------------
Net loss                                                    (221,953)            (22,090)            4,770          (239,273)

Preferred stock dividend requirement                            (394)                 --                --              (394)
                                                         -----------        ------------       -----------      ------------
Net loss available to common stockholders                $  (222,347)       $    (22,090)      $     4,770      $   (239,667)
                                                         ===========        ============       ===========      ============

Net loss per common share - basic and diluted            $     (1.22)                                           $      (1.31)

Common shares outstanding - basic and diluted                182,847                                                 182,847





SILICON GRAPHICS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Thousands except per share amounts)


                                                                                Year ended June 30, 1999
                                                        --------------------------------------------------------------------
                                                                           Business to be      Pro forma
                                                          Historical          disposed         adjustment        Pro forma

Product and other revenue                                $ 2,090,194        $    (71,710)      $        --      $  2,018,484
Service revenue                                              658,763                  --                --           658,763
                                                         -----------        ------------       -----------      ------------
               Total revenue                               2,748,957             (71,710)               --         2,677,247

Costs and expenses:
  Costs of product and other revenue                       1,202,562                (125)               --         1,202,437
  Costs of service revenue                                   400,688                  --                --           400,688
  Research and development                                   380,346             (21,069)               --           359,277
  Selling, general and administrative                        907,612             (14,361)               --           893,251
  Other operating expense                                    (15,107)                 --                --           (15,107)
                                                         -----------        ------------       -----------      ------------
               Total costs and expenses                    2,876,101             (35,555)               --         2,840,546

Operating loss                                              (127,144)            (36,155)               --          (163,299)

Gain on sale of a portion of SGI interest in MIPS            272,503                  --                             272,503
Interest and other expense, net                              (19,638)             (1,614)            3,627  A        (17,625)
                                                         -----------        ------------       -----------      ------------
Income before income taxes                                   125,721             (37,769)            3,627            91,579

Income tax provision                                          71,892             (15,108)            1,378  B         58,162
                                                         -----------        ------------       -----------      ------------
Net income                                                    53,829             (22,661)            2,249            33,417

Preferred stock dividend requirement                            (525)                 --                --              (525)
                                                         -----------        ------------       -----------      ------------
Net income available for common stockholders             $    53,304        $    (22,661)      $     2,249      $     32,892
                                                         ===========        ============       ===========      ============

Net income per common share - basic                      $      0.29                                            $       0.18
Net income per common share - diluted                    $      0.28                                            $       0.17

Common shares outstanding - basic                            186,374                                                 186,374
Common shares outstanding - diluted                          189,427                                                 189,427


Notes to Pro Forma Condensed Consolidated Financial Statements


(A) Reflects the reversal of the minority interest in MIPS that was reflected in SGI's Balance Sheet and Statements of Operations.

(B) Tax impact on minority interest adjustment provided at 37% and 38% for the nine months ended March 31, 2000 and the year ended June 30, 1999, respectively.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 30, 2000

                                       SILICON GRAPHICS, INC.



                                       By: /s/ Ron Curtola, Jr.
                                          --------------------------
                                          Name:  Ron Curtola, Jr.
                                          Title: Vice President,
                                                   Corporate Controller